UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 28, 2016

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 29, 2016, SIFCO Industries, Inc. (the "Company" or "SIFCO") issued a press release announcing its financial results for its fiscal year ended September 30, 2015. A copy of this press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item and in the accompanying exhibit shall not be deemed filed by SIFCO Industries, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that SIFCO Industries, Inc. specifically incorporates it by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in fiscal year.
On January 28, 2016, the Board of Directors of SIFCO (the “Board”), pursuant to its authority under the Company’s Amended and Restated Code of Regulations (the “Code”), approved a revised Amended and Restated Code of Regulations effective January 28, 2016 (the “Amended and Restated Code”).
The Amended and Restated Code under Article III now provides, that in addition to the default position that the annual meeting of shareholders is to be held in the fourth calendar month following the close of the fiscal year of the Company, the Board may now also set a different date if it determines that it is in the best interests of the Company to do so or that it is otherwise impossible to hold the annual meeting in the fourth calendar month.
Article V was also amended to revise the mechanics in setting the record date. The Amended and Restated Code now provides that the Board may fix a record date that is a date not earlier than the date on which the record date is fixed and is not more than sixty days preceding the date of the annual meeting or dividend, or the receipt or exercise of other such rights. The Code previously provided for a default record date of twenty-eight days prior to a shareholder meeting unless another date was set by the Board by action taken at least thirty-five days before the date fixed for any meeting of the shareholders. The Code also previously provided that the record date could not be less than twelve days prior to the date fixed for a meeting of shareholders.
The foregoing summary of the Amended and Restated Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Code of Regulations, which is filed with this Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Code of regulations
99.1 Earnings Press Release dated January 29, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: January 29, 2016
/s/ Salvatore Incanno
Salvatore Incanno
Vice President – Finance and Chief Financial Officer
(Principal Financial Officer)